Exhibit 10.1

SIXTH AMENDMENT TO AIRCRAFT MANAGEMENT SERVICES AGREEMENT

THIS SIXTH AMENDMENT TO AIRCRAFT MANAGEMENT SERVICES AGREEMENT (this “Amendment”) is entered into as of August 31, 2026, by and among flyExclusive, Inc. (“Service Provider”) and Volato Group, Inc. (the “Company”).

RECITALS:

A.
The Company and Service Provider previously entered into that certain Aircraft Management Services Agreement dated as of September 2, 2024, as amended from time to time (the “AMS Agreement”).
B.
The Company and Service Provider now desire to enter into this Amendment to extend the term of the AMS Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Company and Service Provider hereby agree as follows:

1. DEFINED TERMS; RECITALS. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement (as modified hereby). All of the Recitals stated above are true and accurate and by this reference are incorporated into and made a part of the body of this Amendment.

2. AMENDMENT TO AMS AGREEMENT.

2.1 Section 2(a) of the AMS Agreement is hereby amended and restated in its entirety as follows:

“(a) Term. The term of this Agreement (the “Term”) shall begin on the Effective Date and shall expire at 5:00 pm E.T. on December 31, 2026.”

3. EFFECT OF AMENDMENT. Upon execution of this Amendment, all references to the AMS Agreement shall mean the AMS Agreement as amended by this Amendment.

4. PROVISIONS OF GENERAL APPLICATION.

5.1 Entire Agreement; Costs and Expenses. This Amendment expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, negotiations, correspondence and agreements of the parties regarding such subject matter. Each party shall bear its own fees and cost incurred in connection with the negotiation, preparation and execution of this Amendment.

5.2 Counterparts; Facsimile, Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf), or other electronic or facsimile format, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature (as such term is defined immediately below), (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The term “Electronic Signature” means (i) the signing party’s manual signature on a signature page, converted by the signing party (or its agent) to facsimile or digital form (such as a .pdf file) and received from the customary email address or customary facsimile number of the signing party (or its counsel or representative), or other mutually agreed-upon authenticated source; or (ii) the signing party’s digital signature executed using a mutually agreed-upon digital signature service provider and digital signature process. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other similar state law.

[Signature pages to follow]

Sixth Amendment to AMS Agreement – Page 2

SERVICE PROVIDER: flyExclusive, Inc., a Delaware corporation

By:	/s/ Jim Segrave.
Name:	Jim Segrave
Title:	Chief Executive Officer

[Signatures continue on the following page]

Sixth Amendment to AMS Agreement

COMPANY: Volato Group, Inc. a Delaware Corporation

By:	/s/ Matt Liotta.
Name:	Matt Liotta
Title:	Chief Executive Officer

Sixth Amendment to AMS Agreement